UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2004

ALLIED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22276	58-0360550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Clairemont Avenue, Suite 200
Decatur, Georgia
(Address of principal executive offices)

30030
(Zip Code)

Registrant’s telephone number, including area code: (404) 373-4285

Not Applicable
(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 26, 2004, Allied Holdings, Inc. (the “Company”) received notice from the staff of The American Stock Exchange (“Amex”) indicating that the Company is not in compliance with Sections 1003(d) and 1101 of the Amex Company Guide as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 and with Sections 1003(a)(i) and 1003(a)(ii) regarding the level of the Company’s shareholders’ equity. In connection with the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, the Amex has suspended trading of the Company’s common stock until the Form 10-Q is filed with the Securities and Exchange Commission.

The Amex notice requires the Company to submit a plan by December 6, 2004 advising Amex of any action it has taken, or will take, to file its Form 10-Q for the quarter ended September 30, 2004 and bring the Company into compliance with Sections 1003(d) and 1101 of the Amex Company Guide by no later than January 6, 2005. In addition, the notice requires the Company to submit a plan by December 27, 2004 advising Amex of any action it has taken, or will take, to bring the Company into compliance with the shareholders’ equity and other requirements of Sections 1003(a)(i) and 1003(a)(ii) of the Amex Company Guide within a maximum of 18 months of receipt of Amex’s November 26, 2004 notice.

The Company expects to submit the requested plans to Amex within the plan periods specified by the Amex notice and if such plans are accepted by the Amex, the Company will remain listed during the plan periods. To the extent the Company has filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 with the Securities and Exchange Commission by December 6, 2004, the Company will be in compliance with Sections 1003(d) and 1101 of the Amex Company Guide and will not be required to submit a plan to Amex with respect to these sections of the Amex Company Guide.

The Amex notice states that if the Company is not in compliance with Sections 1003(d) and 1101 by January 6, 2005, or with Sections 1003(a)(i) and 1003(a)(ii) at the conclusion of the 18-month plan period, or does not make progress consistent with either plan during the respective plan period, the Amex may initiate delisting proceedings as appropriate. Further, if the Company does not submit either plan or if one of its plans is not accepted by Amex, the Company may be subject to delisting proceedings. In either event, the Company may appeal if the Annex staff makes a determination to initiate delisting proceedings in accordance with applicable Amex rules.

A copy of the Company’s press release announcing the receipt of Amex’s November 26, 2004 notice is filed herewith.

Item 9.01      Financial Statements and Exhibits.

           (c)      Exhibits

99.1	Press Release of the Company dated November 29, 2004 regarding the receipt of The American Stock Exchange notice dated November 26, 2004.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2004
ALLIED HOLDINGS, INC.
By: /s/ David A. Rawden Name: David A. Rawden Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company dated November 29, 2004 regarding the receipt of The American Stock Exchange notice dated November 26, 2004.